UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LBO Capital Corp.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                    LBO Capital Corp.

37735 Enterprise Ct.  Ste. 600 B

Farmington Hills, MI  48331-3425 USA

                                      248.994.009-tel   248.489.9495-fax

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on March 14, 2008

To the shareholders of LBO Capital Corp.:

The Annual Meeting of Shareholders of LBO Capital Corp., a Colorado corporation (the "Company"), will be held at the Company’s headquarters located at 37735 Enterprise Ct, Suite 600-B, Farmington Hills, Michigan 48331 on March 14, 2008 at 9:00 a.m. EST to consider and take the following actions on:

  PROPOSAL 1: to ratify the election of the new Directors to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified.

  PROPOSAL 2: to ratify the appointment by the Board of Directors of UHY, LLP as the independent registered auditors of the Company for the years ended December 31, 2000-2008.

PROPOSAL 3: to approve the reinstatement of the Company’s articles of incorporation in the state of Colorado.

                PROPOSAL 4:  to ratify the conversion of debt and cancellation of interest to 4,000,000 newly issued shares of common stock of the Company and 5 year warrants to purchase 16,000,000 shares of common stock at $0.01 per share.

                PROPOSAL 5:  to approve the 1-for-8 reverse split of issued and outstanding Common Stock of the Company and establish the par value on the converted shares at $0.0001 per share.

PROPOSAL 6:  to ratify the merger into LBO Capital Corp. of the common stock of 87% of Global Tech International, Inc., a Delaware corporation,  and 86% of Advanced Digital Components, Inc., a Delaware corporation, which are subsidiaries of Longborough Capital, PLC,  a public company in the United Kingdom.

PROPOSAL 7: to approve the 2008 Stock Option Plan for employees, officers of, consultants to, and non-employee directors of the Company

Such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.

(Passage of these Proposals requires the affirmative vote of the majority of the Company’s issued and outstanding shares entitled to vote on this Proposal.)

The discussion of the Proposals of the Board of Directors, set forth above, is intended only as a summary, and it is qualified in its entirety by the information relating to the Proposals set forth in the accompanying Proxy Statement.

Only Holders of Record of Common Stock at the close of business on February 19, 2008 will be entitled to notice of and to vote at this Annual Meeting, or any postponements or adjournments thereof.

All stockholders are urged to vote FOR the above Proposals. Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, the Board of Directors urges you to make sure your vote is counted by signing, dating and returning your proxy card as soon as possible in the enclosed postage paid envelope. You may revoke your proxy in the manner described in the accompanying proxy statement at any time before it is voted at the Annual Meeting.

THE BOARD OF DIRECTORS

/s/   Thomas W. Itin

Thomas W. Itin

Chairman, President and CEO

                                                                                                     Farmington Hills, MI

                                                                                                     February 5, 2008

IMPORTANT

If you have any questions, please contact Majlinda Xhuti, CFO at tel:  248-994-0099.

If you plan to attend the meeting in person please note:

Registration will begin at 9:00 a.m., EST, on March 14, 2008. Please bring proper identification and evidence of either your stock ownership or the grant of any valid proxy you hold with you in order to be admitted to the Annual Meeting. If your shares (or the shares of the stockholder who granted you the proxy) are held in the name of a bank, broker or other nominee holder and you plan to attend the Annual Meeting in person, please contact your broker to obtain a legal proxy, which can be voted at the annual meeting.

LBO Capital Corp.

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MARCH 14, 2008

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed proxy is solicited on behalf of the Board of Directors of LBO Capital Corp. for use at the Annual Meeting of Shareholders to be held at the Company’s headquarters located at 37735 Enterprise Ct. Suite 600-B, Farmington Hills, Michigan 48331 at 9:00 a.m. EST, on March 14, 2008, or at any adjournment(s) or postponement(s) of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting of Stockholders. When proxies are properly submitted, the shares they represent will be voted at the Annual Meeting or at any adjournment(s) or postponement(s) thereof in accordance with the directions indicated thereon. If no directions are indicated thereon, the holders of proxies will vote the shares according to the recommendations of the Board of Directors described in this proxy statement. If other items of business are properly presented at the Annual Meeting or at any adjournment(s) or postponement(s) thereof, the holders of the proxies will vote the shares represented by those proxies as the Board of Directors may recommend, and otherwise in the proxy holders’ discretion.

The date of this proxy statement is February 5, 2008.

RECORD DATE AND VOTING SECURITIES

Stockholders of record at the close of business on February 19, 2008 (referred to as the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 16,100,000 shares of LBO Capital Corp. Common Stock, issued and outstanding.

VOTING

Each stockholder as of the Record Date is entitled to one vote for each share of Common Stock held as of the Record Date on all matters presented at the Annual Meeting. If you held shares on the Record Date, you will retain your voting rights for the Annual Meeting even if you sell such shares after the Record Date. Stockholders do not have the right to cumulate votes in the election of directors. Stockholders may submit their vote by mail, using the enclosed proxy card. Please see the enclosed proxy card for further instructions on how to submit your vote.

If you hold your shares in more than one account or if they are registered in different names, you may receive more than one proxy card. Please sign, date and return all proxies you receive to ensure that all of your shares are voted.

REVOCABILITY OF PROXY

If the enclosed Proxy is executed and returned, at the Meeting, the named proxy will vote the Proposals.  The Proxy may be revoked by the Shareholder at any time, prior to its use, by notice in writing to the Secretary of the Company, by executing a later-dated Proxy and delivering it to the Company prior to, or at the Meeting, or by voting in person at the Meeting. Only your latest dated proxy will count at the Annual Meeting

QUORUM; ABSTENTIONS; BROKER NON-VOTES

The quorum necessary to transact business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of Common Stock issued and outstanding on the Record Date. Abstentions, votes withheld and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur when a bank, broker or other nominee holder has not received voting instructions with respect to a particular matter and the nominee holder does not have discretionary power to vote on that matter. Shares voted “For,” “Against,” “Abstain” or “Withhold” on a matter are treated as shares voted at the Annual Meeting (referred to as the “Votes Cast”) with respect to such matter. Broker non-votes are not treated as Votes Cast at the Annual Meeting.

Since broker non-votes are not treated as Votes Cast, they will have no effect on Proposal No. 1, the election of the four directors, since the four directors are elected by a plurality of the Votes Cast, and they will have no effect in all other matters, because those matters require the majority of the Votes Cast to be approved. Abstentions and votes to “Withhold” will have no effect on Proposal No. 1, the election of the four directors, since the four directors are elected by a plurality. In all other matters, abstentions and votes to “Withhold” will be treated as a vote against a proposal, having the same effect as a negative vote.

SOLICITATION

In addition to solicitation by mail, the Company may use the services of its Directors, Officers and Employees to solicit Proxies, personally or by telephone and electronically, but at no additional salary or compensation.  The Company will reimburse banks, brokers, other custodians, nominees and fiduciaries holding Shares of Record for others their reasonable out-of-pocket expenses incurred by them in forwarding copies of the Proxy Materials to the Beneficial Owners of such shares.

RECENT DEVELOPMENTS

Note Purchase Agreement.

Effective December 31, 2007, Quorum Capital, Inc., the major creditor in the Company, assigned $337,654 of note receivable and $904,702 of interest receivable from the Company to American Plastics Processing Products Inc (“AP3”).

Conversion of debt to equity

Effective December 31, 2007, AP3 agreed to convert $337,654 of note receivable and $904,702 of interest receivable from the Company into 1,600,000 newly issued shares of Company’s common stock and 8,000,000 warrants to purchase shares at $0.01 per share.

Also, effective December 31, 2007, Quorum Capital, Inc agreed to convert $506,481 of remaining note receivable from the Company into 2,400,000 newly issued common shares of Company’s stock and  8,000,000 warrants to purchase shares at $0.01 per share.

After the conversion of debt to equity, there will be a total of 16,100,000 issued and outstanding shares of common stock of the company, as of date of this proxy statement.

Entry into a Definitive Agreement

On December 28, 2007 the Company  signed a Definitive Agreement with Longborough Capital, PLC, a public company in the United Kingdom (hereinafter “Longborough”), to effect a merger of common stock of Longborough’s  subsidiaries Global Tech International, Inc., a Delaware  corporation (hereinafter “GTI”),  and Advanced Digital Components, Inc., a Delaware corporation (hereinafter “ADCI”)  into LBO Capital.

A 1-for-8 reverse split was approved by a resolution supported by the board of directors and a majority of the shareholders of the Company’s common stock in order to effect this agreement.  Under terms of the Definitive Agreement bearing an effective date of December 31, 2007, the Company will issue 18,000,000 post-split “new” shares of common stock to acquire 87% of ADCI and 86% of GTI.   Closing of the transaction is planned to occur during the first quarter of  2008.

After conversion of debt and after a 1:8 reverse merger is completed, shareholders of 16,100,000 old shares of the Company’s common stock will thereafter hold 2,012,500 new outstanding common shares.  Following this reverse merger, the Company will have no long term debt and 20,012,500 shares of authorized, issued and outstanding common stock.

Longborough, a developer of technologies, is continuing to position itself as a player on the global level of automotive original equipment manufacturers (OEMs) and other strategic partners.  ADCI and GTI, working alongside commercial partners, can offer clients a complete, total solution package.  Additionally, the merger with the Company will enhance the commercial profile and status of the company, while providing investors and shareholders a visible value of their investment.

PROPOSAL ONE

ELECTION OF DIRECTORS

The following five persons have been nominated for election as Directors of the Company for a term of one year and until the election and qualification of their successors:   Thomas W. Itin, Salvatore M. Parlatore, Achille DiNello, William Lopshire, and Sebastian Moeritz. These Directors would constitute the entire Board of Directors.  The persons named in the Proxy intend to vote for these directors, unless a shareholder withholds authority to vote for any or all of these nominees.  If any nominee is unable to serve or, for good cause, will not serve, the persons named in the Proxy reserve the right to substitute another person of their choice as nominee in his place.  Each of the nominees has consented to being named in this Proxy Statement and each of the nominees has agreed to serve if elected to the Board of Directors.

Name and Address                       Age                    Position                                   Term as Director

Thomas W. Itin                              73                    President and                                                 Since

37735 Enterprise Ct, 600-B                                Chairman of the                                       Inception

Farmington Hills, MI  48331                               Board of Directors

Salvatore Parlatore                         35                   Director                                                         Since

2937 Mix Path                                                                                                            February 1, 2003

Stevensville, MI  49127

Achille DiNello                              24                   New nominee

67701 Romeo Plank Rd.

Ray, MI 48096

William Lopshire                            56                  New Nominee

707 Welshire Blvd.

45thFloor, Wells Fargo Tower

Los Angeles, CA 90017

Sebastian Moeritz                           37                  New Nominee

48377 Fremont Blvd.,
Fremont, CA 94538
USA

All directors of the Company will hold office until their successors have been elected and qualified or until their death, resignation or removal.  The bylaws of the Company provide that the number on the Board of Directors shall be determined by resolution of the Board of Directors.

The officers of the Company are elected at the annual meeting of the Board of Directors and hold office until their successors are chosen and qualified or until their death, resignation or removal.

The Company is subject to Section 13(a) of the Securities Exchange Act of 1934 and is therefore not required to identify or disclose information concerning its significant employees.

Family Relationships

Mr. Parlatore is the nephew of Mr. Itin’s spouse. There are no other family relationships between the directors and executive officers.

Below is a summary description of educational and professional background of each executive officer and director of the Company.

Thomas W. Itin

Since inception,, Mr. Itin has  served as Chairman of the Board of Directors and President.  He formerly held positions at Williams Controls, Inc., a publicly held company, since its inception in November 1988, including Chairman and Chief Executive Officer from 1989 to 2001 and President and Treasurer from 1993 to 2001.  In May 2001, Mr. Itin became a director of Enercorp, Inc., a publicly held business development company.  In the 1960s in Michigan, he was one of the founders of Alexander Hamilton Life Insurance Company, now part of Lincoln Financial.  Prior to entrepreneurial pursuits, he was employed by Mobil International in New York City and North Africa.  Mr. Itin served on Cornell Council and, from 1994 to 2000, was Chairman of its Technology Transfer Committee.  He received a BS degree from Cornell University and MBA degree from NYU Stern.

Salvatore M. Parlatore

Mr. Parlatore has management experience in both startup and established organizations.  Since 2002, he has been employed by Whirlpool Corporation, the #1 global appliance manufacturer, in a broad range of fields including P&L management, marketing and brand management, product development, change management, operations, consumer and market research, and online marketing.  From 1997 to 2001, Mr. Parlatore was co-founder for Nexiv, Inc., a “startup” website, hosting and internet services company, and earlier, he was with Webstyles, LLC.   During 1996-1997, he was employed by The Gettys Group, Inc. specializing in commercial real estate evaluations and renovations nationally, particularly hotel projects.  Mr. Parlatore attended Brentwood College School, Vancouver Island, Canada.  In 1996, he was awarded a BS degree from the School of Hotel Administration at Cornell and, in May 2003, an MBA degree from the University of Illinois, Urbana-Champaign.

Achille DiNello

Mr. DiNello is currently employed with Whirlpool Corporation in Benton Harbor, Michigan in the position of Associate in the Global Supply Chain Leadership Development Program.  Mr. DiNello had been involved in several business projects during his school years, including Global Technologies, Inc., and ACL Providers, LLC.  Recently, he completed an internship at Owens Corning, Inc, where he worked on EPS recycle programs, Batch Logistics Projects, and Corrugated, Polymer, Paper, and Wood recycle programs.  Graduating with High Honors, Mr. DiNello earned a Bachelor of Business Administration degree from Michigan State University in 2007.

William Lopshire

 Mr. Lopshire  currently serves as Chief Executive Officer of the International Card Establishment, Inc. Mr. Lopshire co-founded International Card Establishment, Inc. in 2002, bringing 15 years of diversified experience in the fields of law, strategic planning, finance, securities, and technology. He was appointed to his present positions in January 2003. In 1989 Mr. Lopshire founded the law firm of Lopshire & Barkan (Woodland Hills, CA),specializing in corporate and securities law. Mr. Lopshire subsequently accepted a partnership in the law firm of Manning, Marder, Kass, Ellrod & Rameriz (Los Angeles, CA), where he specialized in corporate finance, securities law, mergers and acquisitions, and international business transactions. In 1999, Mr. Lopshire became a principal in a private equity group that invested in, and provided managerial support to, several developing companies in the U.S. and abroad with diverse interests ranging from automotive parts to software development. Mr. Lopshire graduated from Michigan State University in 1985, with a Bachelor of Arts degree in Business Administration and Accounting. He earned his Juris Doctor degree from Pepperdine University School of Law in 1988. He is admitted to practice law in California and before the United States Tax Court.

Sebastian  Moeritz

Mr Moeritz is an entrepreneur with extensive business and corporate experience in a number of international markets. He is an internationally recognized figure in the field of digital video coding and its various applications being a regular speaker at industry events as well as the author of various articles and opinions in broadcast and multimedia publications. With his strong network of contacts across the technology, media and telecommunications sectors as well as in the financial community, he combines business acumen and corporate experience with technological knowledge providing a practical perspective and strategic commercial approach. Mr Moeritz has many years of working experience with both large and small companies as director or advisor and after studies in social sciences and economics; he previously specialized in property and investment with a specific focus on Russia. Mr Moeritz is also President of the MPEG Industry Forum since 2004 and has been on MPEGIF's Board of Directors since 2002 serving as Treasurer, and CEO of dicas, a developer of real-time video coding solutions, based in Germany, since 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Set forth below is information as to certain persons known by the Company to be Beneficial Owner of more than five percent (5%) or more of the voting shares, the Company's Directors and named Executive Officers individually, such Executive Officers and Directors as a group, as well as any shareholder filing form 13-D, as of February 19, 2008:

	Type of Security	Amount	Percentage
Thomas W. Itin	Common Stock *	6,417,073	17.63%
37735 Enterprise Ct, 600-B	Warrants **	1,300,000	3.57%
Farmington Hills, MI 48331

Shirley B. Itin	Common Stock***	2,700,000	7.42%
37735 Enterprise Ct, 600-B	Warrants**	8,000,000	21.98%
Farmington Hills, MI 48331

Quorum Capital Inc	Common Stock	2,400,000	6.59%
37735 Enterprise Ct, 600 B	Warrants**	8,000,000	21.98%
Farmington Hills, MI 48331

American Plastics Processing Products Inc (“AP3”	Common Stock Warrants**	1,600,000 8,000,000	4.40% 21.98%

No other officer or director owns any security in LBO Capital Corp.

*      Without giving effect to the exercise of outstanding public warrants. These shares are held of record by   entities of which Mr. Itin is either a principal or a beneficiary.

**      Percentages are calculated based on exercise of the 20,300,000 warrants for 20,300,000 shares of common stock.

***    Includes the common shares and warrants held by Quorum Capital, Inc, where Mrs. Itin has a minority interest.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation

For the three years ending December 31, 2007 none of the Directors received compensation in the form of salary, bonus, other annual compensation, or securities underlying stock options.

Aggregated Option Exercises and Fiscal Year End Option Value Table

No stock options were exercised during the year ended December 31, 2007.  No options were held by any other Compensated Person.

Compliance with Section 16(a) of the Exchange Act.

Section 16(a) of the Exchange Act requires executive officers and directors, and persons who beneficially own more than ten percent of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership on Form 3, reports of changes in ownership on Form 4 and annual statements of changes in ownership on Form 5.  Executive officers, directors and greater than ten percent beneficial owners are required under the regulations related to Section 16 to furnish the Company with a copy of each report filed.

Based solely upon a review of the copies of the reports received by the Company during the year ended December 31, 2007, and written representations of the persons required to file said reports, the Company believes that such reports were not filed on a timely basis.  The Company is in the process of taking corrective actions in order to assure compliance with Section 16(a) of the Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others.

 None of the Company's officers and directors devote their full time to the Company's affairs and such persons may be affiliated with other business entities and enterprises, some of which may be formed for similar purposes as the Company and thus be in direct competition with the Company.  Such activities may result in such persons being exposed to conflicts of interests from time to time.  The Company has adopted no conflict of interest policy with respect to such transactions.  However, the officers and directors of the Company recognize their fiduciary obligation to treat the Company and its shareholders fairly in any such future activities.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” this Proposal to elect the above nominees in the Board of Directors.   Passage of this Proposal requires the affirmative vote of a majority of the Company’s issued and outstanding shares entitled to vote on this Proposal.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S

INDEPENDENT REGISTERED AUDITORS

The Board of Directors of the Company appointed and engaged the firm of UHY, LLP as independent registered auditors of the Company for the years ended December 31, 2000-2007.  UHY, LLP is registered with PCOAB (Public Accounting Oversight Standard Board).  Aggregate fees billed by UHY, LLP for audit services, review services, tax compliance and preparation and other advisory services for the years ending December 31, 2001-2007  are not available at this time, because the Company is in the process of finalizing its past due 2001-2007 financial reports.   However, the Company expects to file all its past due reports no later than the date of the mailing of this proxy statement. Shareholders will receive a copy of the latest reports on Form 10-KSB and 10-QSB with this proxy statement.

UHY, LLP was engaged on January 31, 2008 and an 8-K was filed with the SEC disclosing such event.  UHY, LLP has received a retainer of $5,000 and it has estimated that the fees related to the audit and review services would not exceed $15,000.

Audit fees consist of fees billed for professional services rendered for the audit of the company’s financial statements. Review services consist of fees billed for the review of the company’s 10-QSB and 10-KSB reports. Tax fees consist of the tax compliance/preparation and other tax services.

For the year ending December 31, 2008 the Board of Directors has selected UHY, LLP to continue as its independent registered auditors. A representative of UHY, LLP is not expected to be present at this meeting.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” ratification of the Company's auditors.  Ratification of the Company’s selection of auditors requires the affirmative vote of a majority of the Company’s issued and outstanding shares entitled to vote on this Proposal.

PROPOSAL THREE

APPROVAL TO REINSTATE THE ARTICLES OF THE COMPANY

 IN THE STATE OF COLORADO

The Company is not in good standing in the state of incorporation, Colorado. The Company was administratively dissolved in the state of Colorado, on August 1, 2002 for failure to file the annual reports with the state of Colorado on a timely basis.  Under the law of State of Colorado, shareholder approval is required for reinstatement of the Company’s articles of incorporation.

It is very important that the Company be reinstated in the state of initial incorporation, in order for the Company to transact business in Colorado.  All the corporations must remain in good standing in their state of incorporation, as required by the state laws.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” this Proposal to reinstate the articles of the Company with the state of Colorado.  Passage of this Proposal requires the affirmative vote of a majority of the Company’s issued and outstanding shares entitled to vote on this Proposal.

PROPOSAL FOUR

TO RATIFY THE CONVERSION OF DEBT TO EQUITY, AND

CANCELLATION OF INTEREST PAYABLE

Effective December 31, 2007, Quorum Capital, Inc., the major creditor in the Company, assigned $337,654 of note receivable and $904,702 of interest receivable from the Company to American Plastics Processing Products Inc (“AP3”).

Effective December 31, 2007, Quorum Capital, Inc agreed to convert $506,481 of remaining note receivable from the Company into 2,400,000 newly issued common shares of Company’s stock.  Such transaction was approved by the Board of Directors on December 28, 2007.

Effective December 31, 2007, AP3 agreed to convert $337,654 of note receivable from the Company into 1,600,000 newly issued shares of Company’s common stock.  Also, effective December 31, 2007, AP3 agreed to forgive $904,702 of interest receivable from the Company.   Such transaction was approved by the Board of Directors on December 28, 2007.

In summary, conversion of debt was affected in exchange for a total of 4,000,000 newly issued shares of common stock of the Company and 16,000,000 warrants at $0.01 per share.

Total number of Company’s common shares issued and outstanding as of December 31, 2007 was 16,100,000.  After conversion of debt to equity and forgiveness of interest accrued on the note, the Company is currently free of debt.  This is in the benefit of all the shareholders of the Company, as it paves the way for additional funding and bringing a new business into the Company.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” this Proposal to ratify the conversion of debt to equity and forgiveness of the interest payable accrued on the note.  Approval of this Proposal requires the affirmative vote of a majority the Company's issued and outstanding shares of Common Stock entitled to vote on this Proposal.

PROPOSAL FIVE

APPROVAL OF THE 1 FOR 8 REVERSE SPLIT OF COMMON STOCK

ISSUED AND OUTSTANDING

As a result of the reverse stock split, every eight shares of the Company's common stock that are issued and outstanding before the opening of business on March 14, 2008 automatically will be combined into one issued and outstanding share without any change in the par value of such shares.  The reverse stock split results in similar adjustments to the Company’s outstanding stock options, warrants, convertible notes and securities reserved for issuance pursuant to its current equity plans, if any.

With respect to fractional shares as a result of the reverse split, the Company will round up to the nearest whole share any stockholder's share ownership to the extent such stockholder would be entitled to receive one-half of one share of common stock or greater. The Company will round down to the nearest whole share any stockholder's share ownership to the extent such stockholder would be entitled to receive less than one-half of one share of common stock.

After giving effect to the reverse split of 16,100,000 old shares of common stock issued and outstanding, the Company will have 2,012,500 after split shares of common stock issued and outstanding.

Stockholders who hold their shares in brokerage accounts or "street name" will not be required to take any action to effect the exchange of their shares. Stockholders of record who hold physical certificates registered with the Company’s transfer agent will receive a transmittal letter requesting that they surrender their old stock certificates so that they may be adjusted to reflect the reverse split. Computershare Investor Services, Inc, the Company’s transfer agent, will act as the exchange agent for purposes of implementing the exchange of stock certificates.

This decision, combined with a strong execution by the Company’s new management team, will contribute to shareholder value creation. The reverse stock split should make the company's stock more attractive to a broader group of investors.  This action is fundamental in rebuilding the Company. The reduction in the number of shares outstanding positions the Company as a more viable investment option for both current and new investors.  With this action, we will eliminate a significant amount of current debt as well as provide more acceptable access to several sources of funding. Our recapitalization plan is a cornerstone of our path forward. We will continue to execute on our new strategic plan which we believe will provide a stronger foundation for the technology business as we move forward.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” this Proposal to approve the reverse split of 1 for 8 of the common shares issued and outstanding of the Company.  Approval of this Proposal requires the affirmative vote of a majority the Company's issued and outstanding shares of Common Stock entitled to vote on this Proposal.

PROPOSAL SIX

TO RATIFY THE MERGER INTO LBO CAPITAL CORP. OF THE COMMON STOCK

OF TWO DELAWARE CORPORATIONS, WHICH ARE SUBSIDIARIES OF

LONGBOROUGH CAPITAL, PLC, A PUBLIC COMPANY IN THE UNITED KINGDOM.

The Company  signed a Definitive Agreement with Longborough Capital, PLC, a public company in the United Kingdom (hereinafter “Longborough”), to effect a merger of common stock of Longborough’s  subsidiaries Global Tech International, Inc., a Delaware  corporation (hereinafter “GTI”),  and Advanced Digital Components, Inc., a Delaware corporation (hereinafter “ADCI”)  into LBO Capital.

After conversion of debt and after a 1:8 reverse merger is completed, shareholders of 16,100,000 old shares of the Company’s common stock will thereafter hold 2,012,500 new outstanding common shares.  Under terms of the Definitive Agreement, the Company will issue 18,000,000 “post-split new” shares of common stock to Longborough Capital, PLLC to acquire 87% of ADCI and 86% of GTI.   Closing of the transaction is planned to occur during the first quarter of 2008.

Following this reverse merger, the Company will have no long term debt and a total of 20,012,500 shares of authorized, issued and outstanding of common stock.

Longborough, a developer of technologies, is continuing to position itself as a player on the global level of automotive original equipment manufacturers (OEMs) and other strategic partners.  ADCI and GTI, working alongside commercial partners, can offer clients a complete, total solution package.  Additionally, the merger with the Company will enhance the commercial profile and status of the company while providing investors and shareholders a visible value of their investment.

Board Recommendation and Vote Required

The Board of Directors recommends that Shareholders vote “FOR” this Proposal to ratify the merger of the two Delaware corporations into the Company. Approval of this Proposal requires the affirmative vote of a majority the Company's issued and outstanding shares of Common Stock entitled to vote on this Proposal.

PROPOSAL SEVEN

TO APPROVE ADOPTION OF 2008 STOCK OPTION PLAN

The Board is requesting that the shareholders of the Company approve and adopt the 2008 Stock Option Plan for employees, officers of, and consultants to, and  non-employee directors of the Company (the “Stock Option Plan”) reserving an aggregate of 24,000,000 pre-split shares of Common Stock (3,000,000 post-split shares if the reverse stock is approved) for issuance pursuant to the exercise of stock options which may be granted to employees, officers of, and consultants to, and non-employee directors of  the Company.

The Stock Option Plan was adopted by the Board in December of 2007 for a ten-year term. The Stock Option Plan is designed to provide additional incentive for such persons, to promote the success of the Company and to encourage the ownership of the Common Stock of the Company by such persons. The Stock Option plan is also designed to provide additional incentive for persons to become directors of the Company, to reward independent directors for past services to the Company and to encourage such persons to remain associated with the Company. The full text of the proposed Stock Option Plan is shown on Exhibit A to this proxy statement. The principal features of the Stock Option Plan are summarized below.

Plan Provisions.

Each year during the term of the Stock Option Plan, the Committee of Directors will determine the persons to whom and when options will be granted and the number of options to be granted. It also will determine which options may be options intended to qualify for special treatment as incentive stock options or non-statutory stock options, which are not intended to so qualify. The Committee of Directors also will determine the time when each option becomes exercisable, the duration of the exercise period for options and the form or forms of the agreements evidencing option granted under the plan.

The option price for each offering will be determined by the Committee of Directors and will not be less than 100% of fair market value on the date of grant of the option, except that any Incentive Option granted under the Plan to a person owning more that ten percent of the Common Stock must be at an exercise price of at least 110% of such fair market value and be for a term of not more that five years. The fair market value is defined under the Plan to be the closing sales price for such stock on any established stock exchange or a national market system or, if none, the mean between the high bid and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

To exercise an option, the optionee must pay the full exercise price either in cash or/and securities. The expiration date of the options will be determined for each offering by the Committee of Directors but will not in any event be later than 5 years from the date of grant of the option. Options granted under the Plan may be vested immediately or in accordance with a vesting schedule determined by the Committee of Directors.

 Stock Appreciation Rights (“SAR”) may be granted in connection with all or any part of an Option. SAR may entitle the Optionee to exercise the SAR by surrendering to the Company unexercised portion of the related Option. The Optionee shall receive in exchange from the Company an amount equal to the excess of the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over the exercise price of the Common Stock covered by the surrendered portion of the related Option.

 Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Stock Option Plan, it shall advise the Optionee in writing or electronically, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Optionee shall be entitled to purchase, the price to be paid, and the time within which the Optionee must accept such offer. The offer shall be accepted by execution of an Agreement in the form determined by the Administrator.

If an optionee ceases to be employed by the Company for any reason other then death, disability, retirement or termination for cause, the Optionee may, but only within ninety (90) days after the date of such termination, exercise his or her Option or SAR to the extent that it was exercisable at the date of such cessation.  If an optionee’s employment is terminated for cause, all options held by him will terminate immediately.

 If an Optionee dies while employed by the Company, or during the tree-month period following termination of the optionee’s employment (other then for cause), or if the optionee retires or becomes disabled, the optionee’s options, unless previously terminated, may be exercised, whether or note otherwise exercisable, by the optionee or his legal representative or other person who acquires the options by bequest or inheritance at any time within the year following the date of death, disability or retirement of the optionee; provided, however, that if the options are Incentive options, the one-year period is limited to three months in the event of retirement.

The Committee may adopt, amend and rescind the rules and regulations as in its opinion may be advisable for the administration of the Stock Option Plan without amending the Stock Option Plan.

Board Recommendation and Vote Required

The board of directors recommends the shareholders to vote “FOR” this proposal.  The affirmative vote of a majority of the shares represented at the shareholders’ meeting and entitled to vote on the proposal will be required to approve the 2008 Stock Option Plan.

FINANCIAL INFORMATION

A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006, including audited financial statements, and a copy of the Company’s Latest Quarterly Report on Form 10-QSB is being sent to Shareholders with this Proxy Statement.

OTHER MATTERS

Management does not know of any other matters to be brought before the Meeting.  However, if any other matters properly come before the Meeting, it is the intention of the appointees named in the enclosed Proxy to vote on such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS

Deadline for submitting Shareholder Proposals and Director Nominations for the Next Annual Meeting

Under Rule 14a-8 of the Securities Exchange Act of 1934, certain shareholder proposals may be eligible for inclusion in the Company’s proxy statement and form of proxy. The date by which shareholder proposals must be received by the Company so that they may be considered for inclusion in the proxy statement and form of proxy for its next Annual Meeting of Shareholders is a reasonable time before the Company begins to print and mail its proxy materials, therefore, such deadline will be no more than 20 days after the Company’s announcement of the Annual Meeting date. Alternatively, shareholder proposals which a shareholder does not seek to include in the proxy statement and form of proxy pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, must be received by the Company no later than 30 days after Company’s announcement of the Annual Meeting date.   This announcement can be found in the Company’s quarterly report to be filed with the SEC during 2008.  Such Proposals should be sent to LBO Capital Corp.., Attention Corporate Secretary, at 37735 Enterprise Ct., Suite 600-B, Farmington Hills, Michigan 48331.

By Order of the Board of Directors:

LBO Capital Corp.

By:  /s/ Thomas W. Itin

Chairman, President, and CEO

Annual Meeting Proxy Card

Election of Directors 1. The Board of Directors recommends a vote FOR the listed nominees
For Withhold 01 – Thomas W. Itin 02 - Salvatore Parlatore 03 - Achille DiNello 04 - William Lopshire 05 - Sebastian Moeritz
Issues The Board of Directors recommends a vote FOR the following proposals:

                                                                                                                                                                                                      For       Against

2.  to ratify the appointment by the Board of Directors of UHY, LLP as the independent registered auditors of the Company for the years ended December 31, 2000-2008.

                 3. to approve the reinstatement of the Company’s articles of incorporation in the state of Colorado.

4.  to ratify the conversion of debt and cancellation of interest to 4,000,000 newly issued shares of common stock of the Company and 5 year warrants to purchase 16,000,000 shares of common stock at $0.01 per share.

                5.  to approve the 1-for-8 reverse split of issued and outstanding Common Stock of the Company and establish the parvalue on the converted shares at $0.0001 per share.

                6.  to ratify the merger into LBO Capital Corp. of the common stock of 87% of Global Tech International, Inc.,

a Delaware corporation,  and 86% of Advanced Digital Components, Inc., a Delaware corporation, which are subsidiaries of Longborough Capital, PLC,  a public company in the United Kingdom.

                7. to approve the 2008 Stock Option Plan for employees, officers of, consultants to, and non-employee directors of the Company

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

NOTE:  Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All Joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Meeting Details

37735 Enterprise Ct, Suite 600-B

Farmington Hills, MI  48331

Proxy Solicited by Board of Directors for Annual Meeting – March 14, 2008

Thomas W. Itin, Salvatore M. Parlatore, Achille DiNello, William Lopshire, Sebastian Moeritz or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of LBO Capital Corp. to be held on March 14, 2008 or at any postponement or adjournment thereof.

This proxy will be voted as directed, or if no such directions are indicated, the Proxies will have authority to vote FOR the election of the LBO Capital Corp. Board’s nominees, FOR proposal 2, FOR proposal 3, FOR proposal 4, FOR proposal 5, FOR proposal 6, FOR proposal 7, and otherwise in the discretion of the proxies named above on such other matters as may properly come before the meeting.

(Continued and to be voted on reverse side.)

EXHIBIT A

2008 Stock Option Plan

1.  Purposes of the Plan.  The purposes of this Stock Option Plan are:

•   to attract and retain the best available personnel;

•   to provide additional incentive to Employees, Officers, Consultants, and Non-employee Directors;

•   to promote the success of the Company’s business.

Options granted under the Plan may be Incentive Stock Options (as defined under Section 422 of the Code) or Non statutory Stock Options, as determined by the Administrator at the time of grant. Stock appreciation rights (“SARs”) may be granted under the Plan in connection with Options or independently of Options. Stock Purchase Rights may also be granted under the Plan.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator”  means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Agreement”  means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option, SAR or Stock Purchase Right grant. The Agreement is subject to the terms and conditions of the Plan.

(c) "Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options, SARs or Stock Purchase Rights are, or will be, granted under the Plan.

(d) “Board”  means the Board of Directors of the Company.

(e) “Chairman”  means the Chairman of the Board.

(f)  “Code”  means the Internal Revenue Code of 1986, as amended.

(g)  “Committee”  means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(h)  “Common Stock” means the common stock of the Company.

(i)  “Company” means LBO Capital Corp., a Colorado corporation.

(j)  “Continuous Status as Chairman”  unless determined otherwise by the Administrator, means the absence of any interruption or termination as Chairman of the Board with the Company. Continuous Status as Chairman shall not be considered interrupted in the case of medical leave, military leave, family leave, or any other leave of absence approved by the Administrator, provided, in each case, that such leave does not result in termination as Chairman with the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute status as “Chairman” by the Company.

(k) “Continuous Status as an Employee” means the absence of any interruption or termination of the employment relationship with the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of (i) medical leave, military leave, family leave, or any other leave of absence approved by the Administrator, provided, in each case, that such leave does not result in termination of the employment relationship with the Company or any Subsidiary, as the case may be, under the terms of the respective Company policy for such leave; however, vesting may be tolled while an employee is on an approved leave of absence under the terms of the respective Company policy for such leave; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries, or its successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Chairman nor as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l) “Director”  means a member of the Board.

(m) “Employee”  means any person employed by the Company or any Parent or Subsidiary of the Company subject to (k) above.

(n)  “Exchange Act”  means the Securities Exchange Act of 1934, as amended.

(o) “Fair Market Value”  means, as of any date, the value of Common Stock determined as follows:

(i)   If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system, on the date of determination or, if the date of determination is not a trading day, the immediately preceding trading day, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)  If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination or, if there are no quoted prices on the date of determination, on the last day on which there are quoted prices prior to the date of determination; or

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(p) “Incentive Stock Option”  means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder and is expressly designated by the Administrator at the time of grant as an incentive stock option. Among other requirements, to qualify as an incentive stock option, the option must be granted pursuant to a plan which is approved by the stockholders of the granting corporation within 12 months before or after the date the plan is adopted. See section 422(b).

(q) “Nonstatutory Stock Option”  means an Option not intended to qualify as an Incentive Stock Option.

(r)  “Option”  means a stock option granted pursuant to the Plan. An option qualifies as a statutory option only if the option is not transferable (other than by will or by the laws of descent and distribution) by the individual to whom the option was granted, and is exercisable, during the lifetime of such individual, only by such individual (See §§1.422-2(a)(2)(v) and 1.423-2(j)). Accordingly, an option which is transferable or transferred by the individual to whom the option is granted during such individual’s lifetime, or is exercisable during such individual’s lifetime by another person, is not a statutory option. However, if the option or the plan under which the option was granted contains a provision permitting the individual to designate the person who may exercise the option after such individual’s death, neither such provision, nor a designation pursuant to such provision, disqualifies the option as a statutory option. A pledge of the stock purchasable under an option as security for a loan that is used to pay the option price does not cause the option to violate the nontransferability requirements of this paragraph (b). Also, the transfer of an option to a trust does not disqualify the option as a statutory option if (under section 671 and applicable State law) the individual is considered the sole beneficial owner of the option while it is held in the trust. If an option is transferred incident to divorce (within the meaning of section 1041) or pursuant to a qualified domestic relations order (within the meaning of section 414(p)), the option does not qualify as a statutory option as of the day of such transfer.

(s) “Optioned Stock” means the Common Stock subject to an Option, SAR or Stock Purchase Right.

(t)  “Optionee”  means the holder of an outstanding Option, SAR or Stock Purchase Right.

(u)  “Parent”  means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(v)  “Plan”  means this 2007 Employee Stock Option Plan.

(w)  “Restricted Stock”  means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

(x)   “Rule 16b-3”  means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(y)  “SAR”  means a stock appreciation right granted pursuant to Section 10 below.

(z)   “Section 16(b)”  means Section 16(b) of the Exchange Act.

(aa)  “Share”  or “Stock”   means a capital stock of any class, including voting or nonvoting common or preferred stock, special classes of stock authorized to be issued to and held by employees provided such stock possesses the rights and characteristics of capital stock, treasury stock and stock of original issue.

(bb) “Stock Purchase Right”  means the right to purchase Common Stock pursuant to Section 12 of the Plan, as evidenced by an Agreement.

(cc) “Subsidiary”  means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject To The Plan.  Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan or for which SARs or Stock Purchase Rights may be granted and exercised is 24,000,000 pre-split Shares. The Shares may be authorized, but unissued or reacquired Common Stock.

In the discretion of the Administrator, any or all of the Shares authorized under the Plan may be subject to SARs issued pursuant to the Plan.

If an Option, SAR or Stock Purchase Right issued under the Plan should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for other Options, SARs or Stock Purchase Rights under this Plan (unless the Plan has terminated); however, should the Company reacquire Shares which were issued pursuant to the exercise of an Option or SAR, such Shares shall not become available for future grant under the Plan. If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such shares shall become available for future grant under the Plan.

4.                                       Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  If permitted by Rule 16b-3 promulgated under the Exchange Act or any successor rule thereto, as in effect at the time that discretion is being exercised with respect to the Plan, and by the legal requirements of the Applicable Laws relating to the administration of stock plans such as the Plan, if any, the Plan may (but need not) be administered by different administrative bodies with respect to (A) Directors who are not Employees, (B) Directors who are Employees, (C) Officers who are not Directors and (D) Employees who are neither Directors nor Officers.

(ii)   Section 162(m).  To the extent that the Administrator determines it to be desirable to qualify Options or SARs granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)  Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i)  to determine the Fair Market Value;

(ii)  to select the person(s) to whom Options, SARs and Stock Purchase Rights may be granted hereunder;

(iii)  to determine the number of shares of Common Stock to be covered by each Option, SAR or Stock Purchase Right granted hereunder;

(iv)  to approve forms of agreement for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option, SAR or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the date of grant, the time or times when Options, SARs or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, SAR or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)  to reduce the exercise price of any Option, SAR or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option, SAR or Stock Purchase Right shall have declined since the date the Option, SAR or Stock Purchase Right was granted; however, the Administrator may not “reprice” options, including 6-months-plus-1-day option exchange programs, without shareholder approval.

(vii)  to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(viii)  to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)   to modify or amend each Option, SAR or Stock Purchase Right (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(x)   to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option, SAR or Stock Purchase Right previously granted by the Administrator; and

(xi)   to make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options, SARs or Stock Purchase Rights.

5.    Eligibility.  Nonstatutory Stock Options, SARs and Stock Purchase Rights may be granted to Employees, Officers of, Consultants to, and Non-employee Directors of,   and the Chairman of the Company. Incentive Stock Options may be granted only to Employees.

6.                                       Limitations.

(a)   Each Option shall be designated in the Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $3,200,000 pre-split shares, such Options shall be treated as Nonstatutory Stock Options ( Section 422(d)). For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b)   Neither the Plan nor any Option, SAR or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as an Employee with or Chairman of the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

(c)    The following limitations shall apply to grants of Options and SARs:

(i)     No participant shall be granted, in any fiscal year of the Company, Options, SARs or to purchase more than  800,000 pre-split Shares;

(ii)   The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15;

(iii)  If an Option or SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 15), the canceled Option will be counted against the limits set forth in subsections (i) above. For this purpose, if the exercise price of an Option or SAR is reduced, the transaction will be treated as a cancellation of the Option or SAR and the grant of a new Option or SAR.

7.      Term of Plan.  Subject to Section 21 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

8.    Term of Option.  The term of each Option shall be stated in the Agreement. In the case of an Incentive Stock Option, the term shall be five (5) years from the date of grant or such shorter term as may be provided in the Agreement.  In the case of Non-Statutory Stock Option the term shall be ten (10) years from the date of grant.

9.                                       Option Exercise Price and Consideration.

(a)   Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i)    In the case of an Incentive Stock Option;

(A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B)   granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant;

(ii)   In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant;

(iii)  Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant as determined by the Administrator or pursuant to a merger or other corporate transaction.

(b)    Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. For purposes of this section, the language “the date of the granting of the option” and “the time such option is granted,” and similar phrases refer to the date or time when the granting corporation completes the corporate action constituting an offer of stock for sale to an individual under the terms and conditions of a statutory option. A corporate action constituting an offer of stock for sale is not considered complete until the date on which the maximum number of shares that can be purchased under the option and the minimum option price are fixed or determinable.

(c)        Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i)   cash;

(ii)   check;

(iii)  promissory note;

(iv)  other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v) any combination of the foregoing methods of payment; or

10.                                 Stock Appreciation Rights.

(a)      Granted in Connection with Options.  At the sole discretion of the Administrator, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

(i)   The SAR shall entitle the Optionee to exercise the SAR by surrendering to the Company unexercised a portion of the related Option.  The Optionee shall receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (y) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Administrator may place limits on the amount that may be paid upon exercise of a SAR; provided, however, that such limit shall not restrict the exercisability of the related Option

(ii)     When a SAR is exercised, the related Option, to the extent surrendered, shall no longer be exercisable;

(iii)  A SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires; and

(iv)   A SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

(b)    Independent SARs.  At the sole discretion of the Administrator, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

(i)   The SAR shall entitle the Optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (x) the Fair Market Value of the Common Stock covered by exercised portion of the SAR, as of the date of such exercise, over (y) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date on which the SAR was granted; provided, however, that the Administrator may place limits on the amount that may be paid upon exercise of a SAR; and

(ii)  SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Optionee’s Agreement.

(c)     Form of Payment. The Company’s obligation arising upon the exercise of a SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Administrator, in its sole discretion, may determine. Shares issued upon the exercise of a SAR shall be valued at their Fair Market Value as of the date of exercise.

(d)  Rule 16b-3. SARs granted hereunder shall contain such additional restrictions as may be required to be contained in the Plan or Agreement in order for the SAR to qualify for the maximum exemption provided by Rule 16b-3.

11.                                 Exercise of Option or SAR.

(a)    Procedure for Exercise; Rights as a Shareholder.  Any Option or SAR granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Agreement. An Option may not be exercised for a fraction of a Share.

An Option or SAR shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the terms of the Option or SAR) from the person entitled to exercise the Option or SAR, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.  Exercise of a SAR in any manner shall, to the extent the SAR is exercised, result in a decrease in the number of Shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

(b)    Termination of Continuous Status as Chairman.  Upon termination of an Optionee’s Continuous Status as Chairman (other than termination by reason of the Optionee’s death), the Optionee may, but only within ninety (90) days after the date of such termination, exercise his or her Option or SAR to the extent that it was exercisable at the date of such termination.  Notwithstanding the foregoing, however, an Option or SAR may not be exercised after the date the Option or SAR would otherwise expire by its terms due to the passage of time from the date of grant.

(c)     Termination of Continuous Employment.  Upon termination of an Optionee’s Continuous Status as Employee (other than termination by reason of the Optionee’s death), the Optionee may, but only within ninety (90) days after the date of such termination, exercise his or her Option or SAR to the extent that it was exercisable at the date of such termination.  Notwithstanding the foregoing, however, an Option or SAR may not be exercised after the date the Option or SAR would otherwise expire by its terms due to the passage of time from the date of grant.

(d)   Death of Optionee.  If an Optionee dies while employed by the Company, or during the tree-month period following termination of the optionee’s employment (other then for cause), or if the optionee retires or becomes disabled, the optionee’s options, unless previously terminated, may be exercised, whether or note otherwise exercisable, by the optionee or his legal representative or other person who acquires the options by bequest or inheritance at any time within the year following the date of death, disability or retirement of the optionee; provided, however, that if the options are Incentive options, the one-year period is limited to three months in the event of retirement.

(e)   Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option or SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

12.                                 Stock Purchase Rights.

(a)    Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the Optionee in writing or electronically, of the terms, conditions and restrictions related to the offer, including the number of Shares that the Optionee shall be entitled to purchase, the price to be paid, and the time within which the Optionee must accept such offer. The offer shall be accepted by execution of an

Agreement in the form determined by the Administrator.

(b) Repurchase Option.  Unless the Administrator determines otherwise, the Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(c)  Other Provisions.  The Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)   Rights as a Shareholder.  Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

13.                                 Transferability of Options, SARs, and Stock Purchase Rights.  Unless determined otherwise by the Administrator, an Option, SAR or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act, and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option, SAR or Stock Purchase Right transferable, such Option, SAR or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

14.                      Federal Income Tax Consequences.

Incentive Options. No income results to the holder of an Incentive Option upon the grant of the option or issuance of shares upon exercise of the option. The amount realized on the sale or taxable exchange of the option shares in excess of the exercise price will be considered a capital gain.  If a sale, taxable exchange or other disposition occurs within a year after exercise of the Incentive Option the optionee will realize compensation, for Federal Income Tax purposes, on the amount by which the amount realized on the sale of the shares exceeds the exercise price.

Non-Statutory Options. No Compensation will be realized by the recipient of a Non-Statutory Option at the time it is granted provided the exercise price is at least equal to the value of the underlying shares at the time of the grant. Upon the exercise of a Non-Statutory Option, an optionee will realize compensation for federal income tax purposes on the difference between the exercise price and the fair market value of the shares acquired at the time of exercise.  If the optionee exercises a Non-Statutory option by surrendering shares of the Company’s Commons Stock, he will recognize no income or gain at that time.

Consequences to the Company. The company recognizes no deduction at the time of grant or exercise of an Incentive Option. The Company recognizes no deduction at the time of grant or exercise of a Non-Statutory Option provided the exercise price is at least equal to the value of the underlying shares. The Company will recognize a deduction at the time of exercise of a Non-Statutory Option to the extent the exercise price of the option is less than the values of the shares acquired or to the extent the optionee recognizes income upon a disqualifying disposition of shares underlying an Incentive Option.

15. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)   Changes in Capitalization.  Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, SAR or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options, SARs or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, SAR or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option, SAR or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option, SAR or Stock Purchase Right.

(b)   Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, all outstanding Options, SARs and Stock Purchase Rights will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option, SAR or Stock Purchase Right shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option, SAR or Stock Purchase Right as to all or any part of the Optioned Stock, including Shares as to which the Option, SAR or Stock Purchase Right would not otherwise be exercisable.

(c)  Merger or Asset Sale.  Unless otherwise determined by the Administrator, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option, SAR and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, SAR or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option, SAR or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option, SAR or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option, SAR or Stock Purchase Right shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option, SAR or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option, SAR or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option, SAR or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, SAR or Stock Purchase Right, for each Share of Optioned Stock subject to the Option, SAR or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

(d) Change in Control.  In the event of a “Change in Control” of the Company, as defined in paragraph (e) below, unless otherwise determined by the Administrator prior to the occurrence of such Change in Control, the following acceleration and valuation provisions shall apply:

(i)  Any Options, SARs and Stock Purchase Rights outstanding as of the date such Change in Control is determined to have occurred that are not yet exercisable and vested on such date shall become fully exercisable and vested; and

(ii)  The value of all outstanding Options, SARs and Stock Purchase Rights shall, unless otherwise determined by the Administrator at or after grant, be cashed-out. The amount at which such Options, SARs and Stock Purchase Rights shall be cashed out shall be equal to the excess of (x) the Change in Control Price (as defined below) over (y) the exercise price of the Common Stock covered by the Option, SAR or Stock Purchase Right. The cash-out proceeds shall be paid to the Optionee or, in the event of death of an Optionee prior to payment, to the estate of the Optionee or to a person who acquired the right to exercise the Option, SAR or Stock Purchase Right by bequest or inheritance.

(e)  Definition of “Change in Control”.  For purposes of this Section 15, a “Change in Control” means the happening of any of the following:

(i)  When any “person”, as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii)   The occurrence of a transaction requiring shareholder approval, and involving the sale of all or substantially all of the assets of the Company or the merger of the Company with or into another corporation.

(f)   Change in Control Price.  For purposes of this Section 15, “Change in Control Price” shall be, as determined by the Administrator, (i) the highest Fair Market Value at any time within the 60-day period immediately preceding the date of determination of the Change in Control Price by the Administrator (the “60-Day Period”), or (ii) the highest price paid or offered, as determined by the Administrator, in any bona fide transaction or bona fide offer related to the Change in Control of the Company, at any time within the 60-Day Period.

16.  Date of Grant.  The date of grant of an Option, SAR or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, SAR or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

17.                                 Amendment and Termination of the Plan.

(a)   Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)   Shareholder Approval.  The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)   Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options, SARs or Stock Purchase Rights granted under the Plan prior to the date of such termination.

18.                                 Conditions Upon Issuance of Shares.

(a)      Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option, SAR or Stock Purchase Right unless the exercise of such Option, SAR or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)     Investment Representations.  As a condition to the exercise of an Option, SAR or Stock Purchase Right, the Company may require the person exercising such Option, SAR or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19.  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.  Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21. Shareholder Approval.  The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

22.  Non-U.S. Employees.  Notwithstanding anything in the Plan to the contrary, with respect to any employee who is resident outside of the United States, the Committee may, in its sole discretion, amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan.  The Committee may, where appropriate, establish one or more sub-plans for this purpose.

December 28, 2007

By:  /s/ Thomas W. Itin

Thomas W. Itin

CEO

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